UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
February 17, 2023
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2023, the Board of Directors of Huron Consulting Group Inc. (the “Company”) approved the appointment of Kyle D. Featherstone to serve as the Company’s Chief Accounting Officer. In this capacity, Mr. Featherstone will serve as the Company’s principal accounting officer and will continue to serve as a Corporate Vice President of the Company.

Mr. Featherstone, age 42, most recently served as Corporate Vice President and Controller of the Company from June 2020 to February 2023. Previously, he served as Assistant Controller of the Company from September 2017 to June 2020 and Director of External Reporting and Technical Accounting from January 2014 to September 2017. Mr. Featherstone joined the Company in November 2006 in the Company's Disputes and Investigations consulting practice and joined the Company's corporate Finance and Accounting department in December 2009. Mr. Featherstone received a B.S. in Accountancy and an M.S. in Taxation both from the University of Illinois, Urbana-Champaign. He is a Certified Public Accountant (Illinois).

There are no arrangements or understandings between Mr. Featherstone and any other persons pursuant to which he was selected as the Company's Chief Accounting Officer and principal accounting officer. There is no family relationship existing between Mr. Featherstone and any executive officer or director of the Company, and there are no related party transactions between the Company and Mr. Featherstone that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	February 24, 2023	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer